EATON VANCE WORLDWIDE HEALTH SCIENCES FUND Supplement to Prospectus dated January 1, 2011

OrbiMed Advisors LLC ("OrbiMed") currently provides investment advisory services to Worldwide Health Sciences Portfolio (the "Portfolio") pursuant to an Investment Advisory Agreement dated June 24, 1996 (the "Current OrbiMed Agreement") and Eaton Vance Management ("EVM") currently provides administrative services to the Portfolio pursuant to an Administration Agreement dated June 24, 1996 (the "Current EVM Agreement"). At a meeting held on February 7, 2011, the Board of Trustees of the Portfolio, including the Trustees who are not "interested persons" of the Portfolio, approved (i) an amended and restated Investment Advisory Agreement pursuant to which OrbiMed will continue to provide investment advisory services to the Portfolio (the "Proposed OrbiMed Agreement"); (ii) a new Management Agreement with EVM pursuant to which EVM will be responsible for the administration, compliance and oversight of the Portfolio (the "Proposed EVM Agreement"); and (iii) the termination of the Current EVM Agreement, contingent upon the approval of the Proposed EVM Agreement. The Proposed OrbiMed Agreement and the Proposed EVM Agreement are both subject to shareholder approval and implementation of each proposed agreement is contingent upon approval of the other proposed agreement.

The Proposed OrbiMed Agreement reflects the following changes:

  the asset-based advisory fee rate under the Proposed OrbiMed Agreement is approximately one-third lower than the advisory fee rate payable under the Current OrbiMed Agreement;
  the fee schedule eliminates the higher fee rates applicable under the Current OrbiMed Agreement to average daily net assets of less than $50 million;
  the rate of the maximum performance fee adjustment is changed from 0.25% annually to 0.15% annually; and
  the benchmark for measuring the performance adjustment is changed from the S&P 500 Index to the MSCI World Health Index.

The Proposed EVM Agreement reflects the following changes:

  the duties of EVM under the Proposed EVM Agreement would be expanded to include the duty to oversee the activities and services of OrbiMed under the Proposed OrbiMed Agreement; and
  the management fee payable under the Proposed EVM Agreement would be higher than the fee under the Current EVM Agreement.

A Special Meeting of Shareholders is currently scheduled for July 1, 2011 and proxy materials containing information about the Special Meeting were mailed to all shareholders of record as of May 6, 2011.

May 26, 2011	5137-5/11 HSPS